Corporate Information	12 Months Ended
Apr. 30, 2025
Corporate Information
Corporate Information

1. Corporate Information

Uranium Royalty Corp. ("URC" or "the Company") is a company incorporated in Canada on April 21, 2017 and domiciled in Canada. URC is principally engaged in acquiring and assembling a portfolio of royalties, investing in companies with exposure to uranium and physical uranium. The Company also engages in the purchase and sale of physical uranium from time to time. The registered office of the Company is located at 1000 Cathedral Place, 925 West Georgia Street, Vancouver, British Columbia, V6C 3L2, Canada. The principal address of the Company is 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, V6E 4A2, Canada.

The Company is listed on the Toronto Stock Exchange (the "TSX"). The Company's common shares are listed on the TSX under the symbol "URC". The Company's common shares are traded on the NASDAQ Capital Market under the symbol "UROY".